As filed with the Securities and Exchange Commission on November 3, 1997
                                                        Registration No. 333-___
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                 ---------------
                          GT INTERACTIVE SOFTWARE CORP.
             (Exact name of registrant as specified in its charter)

       DELAWARE                                       13-3689915
--------------------------------------------------------------------------------
(State or Other Jurisdiction of                   (I.R.S. Employer
Incorporation or Organization)                    Identification Number)

                               16 EAST 40TH STREET
                            NEW YORK, NEW YORK 10016
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 ---------------
                   SINGLETRAC ENTERTAINMENT TECHNOLOGIES, INC.
                           1996 EQUITY INCENTIVE PLAN
                                 ---------------
                     SINGLETRAC 1997/98 EMPLOYEE BONUS PLAN
                                 ---------------
                            (Full Title of the Plans)

                                RONALD CHAIMOWITZ
                               16 EAST 40TH STREET
                            NEW YORK, NEW YORK 10016
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

                                 (212) 726-6500
--------------------------------------------------------------------------------
                     (Telephone Number, Including Area Code,
                              of Agent for Service)

                                    COPY TO:

                              DAVID P. LEVIN, ESQ.
                        KRAMER, LEVIN, NAFTALIS & FRANKEL
                                919 THIRD AVENUE
                            NEW YORK, NEW YORK 10022
                                 (212) 715-9100

                         CALCULATION OF REGISTRATION FEE

========================================================================================================================
                                                  Proposed                Proposed
Title of                                          Maximum                 Maximum                 Amount of
Securities to be          Amount to be            Offering Price          Aggregate               Registration
Registered                Registered (1)          Per Share (2)           Offering Price          Fee
------------------------------------------------------------------------------------------------------------------------
Common Stock,             741,727                 $9.125                  $6,768,259              $2,051
$.01 par value
========================================================================================================================

(1) Plus such additional number of shares as may be required pursuant to the employee benefit plans in the event of a stock split, stock dividend, recapitalization, reorganization, merger, consolidation or other similar event.

(2) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(c) of the Securities Act of 1933, as amended, based upon the average of the high and low sales prices for the Common Stock reported on the Nasdaq National Market on October 28, 1997.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference.

         GT Interactive Software Corp. (the "Registrant") hereby incorporates by reference in this Registration Statement the following documents:

          (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (File No. 0-27338), filed pursuant to
               Section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

          (b) The Registrant's Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 1997 and June 30, 1997, filed pursuant to Section 13(a) of the Exchange Act;

          (c) The Registrant's Current Reports on Form 8-K, dated February 10, 1997 and October 8, 1997, filed pursuant to Section 13(a) of the Exchange Act; and

          (d) The Registrant's Registration Statement on Form 8-A, filed pursuant to Section 12(g) of the Exchange Act, which contains a description of the Registrant's Common Stock, including any amendment or report filed for the purpose of updating such description.

         In addition, all documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered hereby have been sold or which deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 4.   Description of Securities.

         Not applicable.

Item 5.   Interest of Named Experts and Counsel.

         The validity of the shares of Common Stock offered hereby has been passed upon for the Registrant by Kramer, Levin, Naftalis & Frankel. At September 30, 1997, certain members of, and persons associated with, such firm owned an aggregate of 25,662 shares of Common Stock of the Registrant.

Item 6.   Indemnification of Directors and Officers.

         Reference is made to Section 102(b)(7) of the Delaware General Corporation Law (the "DGCL"), which permits a corporation in its certificate of incorporation or an amendment thereto to eliminate or limit the personal liability of a director for violations of the director's fiduciary duty, except
(i) for any breach of the director's fiduciary duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL (providing for liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions), or
(iv) for any transaction from which the director derived an improper personal benefit. The Registrant's Amended and Restated Certificate of Incorporation contains provisions permitted by Section 102(b)(7) of the DGCL.

         Reference is made to Section 145 of the DGCL which provides that a corporation may indemnify any persons, including directors and officers, who are, or are threatened to be made, parties to any threatened, pending or completed legal action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such director, officer, employee or agent acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation's best interests and, with respect to any criminal action or proceedings, had no reasonable cause to believe that his conduct was unlawful. A Delaware corporation may indemnify directors and/or officers in an action or suit by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the director or officer is adjudged to be liable to the corporation. Where a director or officer is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him or her against the expenses which such director or officer actually and reasonably incurred.

         The Registrant's Amended and Restated Certificate of Incorporation provides for indemnification of directors and officers of the Registrant to the fullest extent permitted by the DGCL. The Registrant also maintains liability insurance for each director and officer for certain losses arising from claims or charges made against them while acting in their capacities as directors or officers of the Registrant.

Item 7.   Exemption from Registration Claimed.

         Not applicable.

Item 8.    Exhibits.

        Exhibit Number       Description

              4.1 Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit
                         3.1 filed as part of the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1995).

              4.2 Amended and Restated By-laws of the Registrant (incorporated by reference to Exhibit 3.2 filed as part of the Registrant's Registration Statement on Form S-1, Registration No. 333-14441).

               5         Opinion of Kramer, Levin, Naftalis & Frankel.

               23.1      Consent of Arthur Andersen LLP.

               23.2      Consent of Ernst & Young LLP.

               23.3 Consent of Kramer, Levin, Naftalis & Frankel (contained in the opinion filed as Exhibit 5 hereto).

               24 Power of Attorney (included on the signature page of this Registration Statement).

Item 9.    Undertakings.

         The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

         (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on this 3rd day of November, 1997.

                                      GT INTERACTIVE SOFTWARE CORP.

                                       By:  /s/ Ronald Chaimowitz
                                            ---------------------
                                            Name:   Ronald Chaimowitz
                                            Title:  President and
                                                    Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW  ALL MEN BY THESE  PRESENTS,  that  each  person  whose  signature appears below constitutes and appoints each of Joseph J. Cayre, Ronald Chaimowitz and Jack J. Cayre, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons on November 3, 1997 in the capacities indicated.

                Signature                            Title(s)

/s/ Joseph J. Cayre                     Chairman of the Board
-------------------
Joseph J. Cayre

/s/ Andrew Gregor                       Senior  Vice   President,   Finance  and
-----------------                       Administration,   and  Chief   Financial
Andrew Gregor                           Officer    (Principal    Financial   and
                                        Accounting Officer)

/s/ Ronald Chaimowitz                   President,  Chief Executive  Officer and
---------------------                   Director
Ronald Chaimowitz


/s/ Jack J. Cayre                       Executive Vice President, Director
-----------------
Jack J. Cayre


/s/ Kenneth Cayre                       Director
-----------------
Kenneth Cayre


/s/ Stanley J. Cayre                    Director
--------------------
Stanley J. Cayre


/s/ Steven A. Denning                   Director
---------------------
Steven A. Denning

/s/ William E. Ford                     Director
-------------------
William E. Ford


/s/ Jordan A. Levy                      Director
------------------
Jordan A. Levy


/s/ Alvin N. Teller                     Director
-------------------
Alvin N. Teller

                                         EXHIBIT INDEX

Exhibit No.              Description
-----------              -----------

      4.1 Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit
                         3.1 filed as part of the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1995).

      4.2 Amended and Restated By-laws of the Registrant (incorporated by reference to Exhibit 3.2 filed as part of the Registrant's Registration Statement on Form S-1, Registration No. 333-14441).

       5                 Opinion of Kramer, Levin, Naftalis & Frankel.

       23.1              Consent of Arthur Andersen LLP.

       23.2              Consent of Ernst & Young LLP.

       23.3 Consent of Kramer, Levin, Naftalis & Frankel (contained in the opinion filed as Exhibit 5 hereto).

       24 Power of Attorney (included on the signature page of this Registration Statement).